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Bear, Stearns & Co. Inc.                                                                                           October 12, 2001
jlangan                                                                                                                 10:56AM EDT
                                                                   RTC-FINAL                                            Page 1 of 1
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                                              RTC-Final Class A2 (       ) SENIOR      p
                    Orig Bal     14,607,800 Fac 1.00000 Coup 9.648 Mat    /    /    Wac- 0.000(0.000) WAM-  /  (-22822)

                                              DIRECTED CASHFLOW FROM GROUP ALL( )

Price/Yield View    Call Pct. 1.000 Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date:      28-Sep-2001      Curve Type:       Treas Act     Curve Date:  12-Oct-2001     Tranche:     A2 (      )

                                              Yield    28% CPP      Prepay
                                                                    losses
                                              5.473    108.07754    Price
                                                       2.27        Avg. Life
                                                       1.98        Duration
                                                       10/01       1st Prin
                                                       05/12       Last Prin




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This information should be considered only after reading Bear Stearns' Statement regarding Assumptions as to Securities, Pricing
Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.




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Bear, Stearns & Co. Inc.                                                                                           October 12, 2001
jlangan                                                                                                                 10:58AM EDT
                                                                  RTC-FINAL                                             Page 1 of 1
------------------------------------------------------------------------------------------------------------------------------------

                                              RTC-Final Class A1 (           ) SENIOR     p
                    Orig Bal     64,717,900 Fac 1.00000 Coup 9.219 Mat    /    /    Wac- 0.000(0.000) WAM-  /    (-22822)
                                              DIRECTED CASHFLOW FROM GROUP ALL( )
Price/Yield View    Call Pct. 1.000 Fact Thru 09/9999 Hist Coupons Clctn Rt 0%
Settle Date:      28-Sep-2001      Curve Type:       Treas Act     Curve Date:  12-Oct-2001     Tranche:     A1 (         )

                                              Yield    20% CPP      Prepay
                                                                    losses

                                              5.869   108.29770     Price
                                                      3.01          Avg. Life
                                                      2.51          Duration
                                                      10/01         1st Prin
                                                      12/14         Last Prin





-----------------------------------------------------------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement regarding Assumptions as to Securities, Pricing
Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.
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